Supplemental Agreement No. 19

to

Purchase Agreement No. 1980

between

The Boeing Company

and

AMERICAN AIRLINES, INC

Relating to Boeing Model 777-223IGW Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of _________________________, 2009, (Supplemental Agreement Number 19) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and American Airlines, Inc. (Customer);

RECITALS:

1.           Boeing and Customer entered into Purchase Agreement No. 1980 dated as of October 31, 1997, as amended and supplemented (capitalized terms used herein without definition shall have the meanings specified therefor in such Purchase Agreement) relating to Boeing Model 777-223IGW aircraft (the Purchase Agreement).

2.           In Letter Agreement No. 6-1162-AKP-109R1 to the Purchase Agreement, among other things, Boeing agreed to issue [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  Boeing and Customer now wish to amend such letter agreement to set forth [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 1980                                                           SA-19

BOEING PROPRIETARY

In consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.           The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced by a revised Table of Contents, copy attached, to set forth Letter Agreement No. 6-1162-AKP-109R2 entitled Business Considerations and the appropriate SA-19 references.

2.           Letter Agreement No. 6-1162-AKP-109R1 entitled Business Considerations is deleted in its entirety and is replaced by revised letter agreement 6-1162-AKP-109R2, copy attached, to set forth [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] due to Customer under Letter Agreement 6-1162-AKP-109R2).

The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect.  In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement, the terms of the exhibits will control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                                                                           AMERICAN AIRLINES, INC.

By:                                                                    By:

Its:    Attorney-In-Fact                                                                    Its:

P.A. No. 1980                                                           SA-19

BOEING PROPRIETARY